         NUMBER                                                   SHARES

      COMMON STOCK                                              COMMON STOCK
                                                              CUSIP 90068R 10 0

                                 TUSCANY, INC.


             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

THIS IS TO CERTIFY THAT







is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF


                                 TUSCANY, INC.


transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 TUSCANY, INC.

                                   CORPORATE

                                      SEAL

                                      1992

                                   WASHINGTON


               SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                               (Jersey City, NJ)            TRANSFER AGENT
                                                             AND REGISTRAR

BY:

                                                            AUTHORIZED OFFICER

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                                 TUSCANY, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR
             DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY
          AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with
          right of survivorship                   Under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated:________________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.